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CASH MANAGEMENT FUND






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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
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     THE DATE OF THIS
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                               P R O S P E C T U S
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                                                             IS JANUARY 31, 2005

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CONTENTS
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OVERVIEW OF THE FUND

What is the Cash Management Fund?........................................... 3
     Objective.............................................................. 3
     Principal Investment Strategies........................................ 3
     Principal Risks........................................................ 3
Who should consider buying the Cash Management Fund?........................ 3
How has the Cash Management Fund performed?................................. 4
What are the fees and expenses of the Cash Management Fund?................. 5

THE FUND IN DETAIL

What are the Cash Management Fund's objective, principal
  investment strategies and principal risks?.................................7
Who manages the Cash Management Fund?........................................8

BUYING AND SELLING SHARES

How and when does the Fund price its shares?................................ 9
How do I buy shares?........................................................ 9
What are the sales charges?................................................ 10
Are sales charge discounts available?.......................................11
How do I sell shares?...................................................... 12
Can I exchange my shares for the shares of other First Investors Funds?.... 14

ACCOUNT POLICIES

What about dividends and capital gain distributions?....................... 15
What about taxes?.......................................................... 15
How do I obtain a complete explanation of all account privileges and policies?........................................................... 15

FINANCIAL HIGHLIGHTS ...................................................... 16

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OVERVIEW OF THE FUND
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WHAT IS THE CASH MANAGEMENT FUND?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests in high-quality money market instruments that the Fund determines present minimal credit risk. These instruments include prime commercial paper, short-term corporate obligations, and short-term U.S. Government agency obligations (some of which are not backed by the full faith and credit of the U.S. Government). The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable net asset value ("NAV") of $1.00 per share. These regulatory requirements include stringent credit quality standards on investments, limits on the maturity of individual investments and the dollar weighted average maturity of the entire portfolio, and diversification requirements.

Principal Risks:

While money market funds are designed to be relatively low-risk investments, they are not entirely free of risk. The following are the risks of investing in the Fund:

- The Fund's NAV could decline (below $1.00 per share) if there is a default by an issuer of one of the Fund's investments or a credit downgrade of one of the Fund's investments. This risk extends to U.S. Government agency obligations held by the Fund that are not backed by the full faith and credit of the U.S. Government.

- The Fund's NAV could decline (below $1.00 per share) if there is a major change in interest rates.

-    The Fund's yield will decline as interest rates decline.

AN INVESTMENT IN THE FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

WHO SHOULD CONSIDER BUYING THE CASH MANAGEMENT FUND?

The Cash Management Fund is most appropriately used for that portion of your investment portfolio that you may need in the near future. Since the Fund limits its investments to high-quality, short-term securities, it generally has a lower risk profile but also a lower yield than funds that invest in lower-quality, longer-term debt securities. It may be appropriate for you if you:

-    Are seeking income, and

- Are seeking a conservative investment that provides a high degree of credit quality.

HOW HAS THE CASH MANAGEMENT FUND PERFORMED?

The following information shows how the Fund's performance has varied from year to year. This gives you some indication of the risks of investing in the Fund. The Fund's past performance does not necessarily indicate how the Fund will perform in the future.

The bar chart presented below shows the performance of the Fund's Class A shares over the past ten calendar years (or the life of the Fund, if less). The Fund also has Class B shares. The performance of Class B shares differs from the performance of Class A shares only to the extent that they do not have the same expenses.

                              CASH MANAGEMENT FUND
                           [BAR CHART GRAPHIC OMITTED]

The bar chart contains the following plot points:

 5.42%   4.89%   4.98%   4.92%   4.55%   5.78%   3.61%   1.12%   0.49%   0.70%
 1995    1996    1997    1998    1999    2000    2001    2002    2003    2004

During the periods shown, the highest quarterly return was 1.49% (for the quarter ended September 30, 2000), and the lowest quarterly return was 0.10% (for the quarter ended December 31, 2003).

The following table shows the average annual total returns for Class A shares and Class B shares. The returns are based upon the assumptions that dividends and other distributions, if any, have been reinvested and that the maximum sales charge or contingent deferred sales charge ("CDSC") has been paid.

Average Annual Total Returns
(FOR THE PERIODS ENDED DECEMBER 31, 2004)
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                                                CLASS A
                                                 SHARES       CLASS B SHARES
                       1 YEAR      5 YEARS     (10 YEARS)    (LIFE OF CLASS*)
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Class A Shares         0.70%        2.32%        3.63%              N/A
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Class B Shares        -3.89%        1.26%         N/A              2.99%
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*CLASS B SHARES COMMENCED OPERATIONS ON 1/12/95.

WHAT ARE THE FEES AND EXPENSES OF THE CASH MANAGEMENT FUND?

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

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Shareholder fees
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)   Class A Shares    Class B Shares*
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Maximum sales charge (load) imposed on
purchases (as a percentage of offering price)   None               None
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Maximum deferred sales charge (load)
(as a percentage of the lower of purchase
price or redemption price)                      None              4.00%**
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* CLASS B SHARES OF THE CASH MANAGEMENT FUND ARE NOT AVAILABLE FOR DIRECT INVESTMENT. THEY MAY BE ACQUIRED ONLY THROUGH AN EXCHANGE FROM THE CLASS B SHARES OF ANOTHER FIRST INVESTORS FUND. WHILE AN EXCHANGE WILL BE PROCESSED AT THE RELATIVE NAVS OF THE SHARES INVOLVED, ANY CDSC ON THE SHARES BEING EXCHANGED WILL CARRY OVER TO THE NEW SHARES.

** 4.00% IN THE FIRST YEAR; DECLINING TO 0% AFTER THE SIXTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES AFTER EIGHT YEARS. DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN above.

Annual Fund Operating Expenses
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
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                                                  Total
                                                  Annual
                         Distribution              Fund
            Management   and Service   Other     Operating     Fee        Net
               Fees        (12b-1)    Expenses   Expenses     Waiver    Expenses
                (1)          Fees       (2)        (2)        (1)        (2)
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  Class A     0.50%       0.00%       0.55%        1.05%      0.25%      0.80%
  Shares
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  Class B     0.50%       0.75%       0.55%        1.80%      0.25%      1.55%
  Shares
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(1) THE ADVISER HAS CONTRACTUALLY AGREED WITH THE FUND'S BOARD OF
DIRECTORS/TRUSTEES ("BOARD") TO WAIVE MANAGEMENT FEES FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2005 TO THE EXTENT THAT TOTAL ANNUAL FUND OPERATING EXPENSES EXCEED 0.80% FOR CLASS A SHARES AND 1.55% FOR CLASS B SHARES. THE BOARD MAY CHANGE OR ELIMINATE THIS WAIVER AT ANY TIME.

(2) THE FUND HAS AN EXPENSE OFFSET ARRANGEMENT THAT MAY REDUCE THE FUND'S CUSTODIAN FEE BASED ON THE AMOUNT OF CASH MAINTAINED BY THE FUND WITH ITS CUSTODIAN. ANY SUCH FEE REDUCTIONS ARE NOT REFLECTED UNDER OTHER EXPENSES, TOTAL ANNUAL FUND OPERATING EXPENSES OR NET EXPENSES.

Example

This example helps you to compare the costs of investing in the Fund with the cost of investing in other mutual funds. It assumes that (1) you invest $10,000 in the Fund for the time periods indicated; (2) your investment has a 5% return each year; and (3) the Fund's operating expenses remain the same, except for year one, which is net of fees waived. Although your actual costs may be higher or lower, under these assumptions your costs would be:

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                      ONE YEAR      THREE YEARS     FIVE YEARS      TEN YEARS
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If you redeem your shares:
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Class A shares           $82            $309           $555           $1,260
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Class B shares          $558            $842          $1,152         $1,898*
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If you do not redeem your shares:
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Class A shares           $82            $309           $555           $1,260
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Class B shares          $158            $542           $952          $1,898*
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*ASSUMES CONVERSION TO CLASS A SHARES EIGHT YEARS AFTER PURCHASE.

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THE FUND IN DETAIL
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WHAT ARE THE CASH MANAGEMENT FUND'S OBJECTIVE, PRINCIPAL INVESTMENT STRATEGIES AND PRINCIPAL RISKS?

Objective:

The Fund seeks to earn a high rate of current income consistent with the preservation of capital and maintenance of liquidity.

Principal Investment Strategies:

The Fund invests primarily in high-quality money market instruments that are determined by the Fund's Adviser to present minimal credit risk. The Fund's investments may include prime commercial paper; short-term corporate bonds and notes, including floating and variable rate notes; short-term U.S. Government agency obligations (some of which are not backed by the full faith and credit of the U.S. Government); banker's acceptances, which are credit instruments guaranteed by a bank; and negotiable certificates of deposit, which are issued by banks in large denominations.

The Fund's portfolio is managed to meet regulatory requirements that permit the Fund to maintain a stable NAV of $1.00 per share. These include requirements relating to the credit quality, maturity, and diversification of the Fund's investments. For example, to be an eligible investment for the Fund, a security must have a remaining maturity of 397 calendar days or less. The security must be rated in one of the two highest credit ratings categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one rating service has rated the security), or if unrated, be determined by the Fund's Adviser to be of quality equivalent to those in the two highest credit ratings categories. The Fund must also maintain a dollar-weighted average portfolio maturity of 90 days or less.

In buying and selling securities, the Fund will consider ratings assigned by ratings services as well as its own credit analysis. The Fund considers, among other things, the issuer's earnings and cash flow generating capabilities, the security's yield and relative value, and the outlook for interest rates and the economy. In the case of instruments with demand features or credit enhancements, the Fund may also consider the financial strength of the party providing the demand feature or credit enhancement, including any ratings assigned to such party.

Information on the Fund's recent strategies and holdings can be found in the most recent annual report and information concerning the Fund's policies and procedures with respect to disclosure of the Fund's portfolio holdings is available in the Fund's Statement of Additional Information (see back cover).

Principal Risks:

Any investment carries with it some level of risk. An investment offering greater potential rewards generally carries greater risks. Although the Fund tries to maintain a $1.00 share price, it may not be able to do so. It is therefore possible to lose money by investing in the Fund. Here are the principal risks of investing in the Cash Management Fund:

Credit Risk:

The value of a money market instrument will decline if there is a default by the issuer of the instrument or there is a deterioration in the credit quality of the issuer or a provider of a credit support or a maturity-shortening structure for the instrument. This could cause the Fund's price to decline below $1.00 per share.

The U.S. Government agency obligations held by the Fund are also subject to the risk of default. Although government-sponsored agencies are created by Congress, the obligations of many U.S. Government agencies, including some held by the Fund, are not backed by the full faith and credit of the U.S. Government.

Interest Rate Risk:

The Fund's share price could decline below $1.00 per share because of a change in interest rates. Like the values of other debt instruments, the market values of money market instruments are affected by changes in interest rates. When interest rates rise, the market values of money market instruments decline; and when interest rates decline, the market values of money market instruments increase. The price volatility of money market instruments also depends on their maturities and durations. Generally, the shorter the maturity and duration of a money market instrument, the lesser its sensitivity to interest rates.

Yield Risk:

The yields received by the Fund on its investments will decline as interest rates decline.

WHO MANAGES THE CASH MANAGEMENT FUND?

First Investors Management Company, Inc. ("FIMCO" or "Adviser") is the investment adviser to the Fund. FIMCO has been an investment adviser to the First Investors Family of Funds since 1965. Its address is 95 Wall Street, New York, NY 10005. As of September 30, 2004, FIMCO served as investment adviser to 50 mutual funds or series of funds with total net assets of approximately $6.27 billion. FIMCO supervises all aspects of the Fund's operations. For the fiscal year ended September 30, 2004, FIMCO received advisory fees of 0.15% of the Fund's average daily net assets, net of any waiver.

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BUYING AND SELLING SHARES
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HOW AND WHEN DOES THE FUND PRICE ITS SHARES?

The share price (which is called "net asset value" or "NAV" per share) for the Fund is calculated as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern Time) each day that the NYSE is open ("Business Day"). The NYSE is closed on most national holidays and Good Friday. In the event that the NYSE closes early, the share price will be determined as of the time of the closing.

The Fund values its assets using the amortized cost method which is intended to permit the Fund to maintain a stable $1.00 per share for each class of shares.

HOW DO I BUY SHARES?

You may buy shares of the Fund through a registered representative of First Investors Corporation or through another authorized broker-dealer ("Representative"). Your Representative will help you complete and submit an application. Your initial investment must be at least $1,000. Subsequent investments can be made in any amount. We have lower initial investment requirements for retirement accounts and offer automatic investment plans that allow you to open a Fund account with small monthly payments. For further information on the procedures for buying shares, please contact your Representative or call Shareholder Services at 1-800-423-4026.

If we receive your order in our Woodbridge, N.J. offices in good order, as described in the Shareholder Manual, by the close of regular trading on the NYSE, your transaction will be priced at that day's NAV, plus any applicable sales charge ("offering price"). If you place your order with your Representative by the close of regular trading on the NYSE, your transaction will also be priced at that day's offering price, provided that your order is received by our Woodbridge, N.J. offices by our processing deadline. Orders placed after the close of regular trading on the NYSE, or received in our Woodbridge, N.J. offices after our processing deadline, will be priced at the next Business Day's offering price. The procedures for processing transactions are explained in more detail in our Shareholder Manual, which is available upon request.

The Fund reserves the right to refuse any order to buy shares, without prior notice, if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

WHAT ARE THE SALES CHARGES?

The Fund has two classes of shares, Class A and Class B. While each class invests in the same portfolio of securities, the classes have separate sales charge and expense structures.

Class A shares are available through direct investment or an exchange from the Class A shares of another First Investors Fund. Class A shares are sold at NAV without any initial or deferred sales charge.

Class B shares are not available for direct investment. They may be acquired only through an exchange from the Class B shares of another First Investors Fund. While an exchange will be processed at the relative NAVs of the shares involved, any contingent deferred sales charge ("CDSC") on the shares being exchanged will carry over to the new shares.

The following table describes the CDSC for Class B shares.

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                                 CLASS B SHARES

Class B shares are sold at net asset value without any initial sales charge. However, you may pay a CDSC when you sell your shares. The CDSC declines the longer you hold your shares, as illustrated below. Class B shares convert to Class A shares after eight years.

                                        CDSC AS A PERCENTAGE OF PURCHASE PRICE
YEAR OF REDEMPTION                               OR NAV AT REDEMPTION*
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Within the 1st or 2nd year                                 4%
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Within the 3rd or 4th year                                 3
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In the 5th year                                            2
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In the 6th year                                            1
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Within the 7th year and 8th year                           0
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* DUE TO ROUNDING OF NUMBERS IN CALCULATING A SALES CHARGE, YOU MAY PAY MORE OR LESS THAN WHAT IS SHOWN ABOVE.

THERE IS NO CDSC ON CLASS B SHARES THAT ARE ACQUIRED THROUGH REINVESTMENT OF DIVIDENDS OR DISTRIBUTIONS. THE CDSC IS IMPOSED ON THE LOWER OF THE ORIGINAL PURCHASE PRICE OR THE NET ASSET VALUE OF THE SHARES BEING SOLD. FOR PURPOSES OF DETERMINING THE CDSC, ALL PURCHASES MADE DURING A CALENDAR MONTH ARE COUNTED AS HAVING BEEN MADE ON THE FIRST DAY OF THAT MONTH AT THE AVERAGE COST OF ALL PURCHASES MADE DURING THAT MONTH. TO KEEP YOUR CDSC AS LOW AS POSSIBLE, EACH TIME YOU PLACE A REQUEST TO SELL SHARES, WE WILL FIRST SELL ANY SHARES IN YOUR ACCOUNT THAT CARRY NO CDSC. IF THERE IS AN INSUFFICIENT NUMBER OF THESE SHARES TO MEET YOUR REQUEST IN FULL, WE WILL THEN SELL THOSE SHARES THAT HAVE THE LOWEST CDSC. AS FURTHER DESCRIBED IN THE SHAREHOLDER MANUAL, ANY APPLICABLE CDSCS MAY ALSO BE WAIVED UNDER CERTAIN CIRCUMSTANCES.

The Fund has adopted a plan pursuant to Rule 12b-1 that allows the Fund to pay distribution fees for the sale and distribution of its Class B shares. Class B shares pay Rule 12b-1 fees for the marketing of fund shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average daily net assets) of up to 1.00% on Class B shares. No more than 0.25% of these payments may be for service fees. These fees are paid monthly in arrears. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment. Rule 12b-1 fees may cost you more over time than paying other types of sales charges.

ARE SALES CHARGE DISCOUNTS AVAILABLE?

You may qualify for Class A share sales charge discount under our Rights of Accumulation ("ROA") policy. If you already own shares of First Investors Funds, you are entitled to add the current values of those shares (measured by the current offering price) to your purchase in computing your sales charge. (Class A shares of our money market Funds are not counted for ROA purposes if they were purchased directly without a sales charge.) Thus, for example, if you already own shares of First Investors Funds on which you have paid sales charges and those shares are worth $100,000 based on the current offering price, your current purchase of $10,000 is entitled to the $100,000 sales charge discount.

In computing your sales charge discount level, you are also entitled to credit for the current values of First Investors Fund shares held in the accounts of other shareholders whose accounts are registered under your address of record (i.e., your mailing address on your account) and are serviced by your broker-dealer firm ("Eligible Accounts"). For example, you are entitled to combine the current values of all First Investors Fund shares (measured by the current offering price) owned by you, your spouse, your children, and any other individuals as long as you all share the same address of record and are serviced by the same broker-dealer firm.

You can also qualify for a sales charge discount by signing a non-binding letter of intent ("LOI") to purchase a specific dollar amount of shares within 13 months. For example, your current purchase of $10,000 will be processed at the $100,000 sales charge discount level if you sign an LOI for $100,000. You can also add to your LOI all Eligible Accounts which share your address of record at the time you enter into the LOI. You are not legally required to complete the LOI. However, if you fail to do so, your share balance will be reduced to reflect the appropriate sales charge without the LOI.

To ensure that you receive the proper sales charge discount, you must advise your broker-dealer of all Eligible Accounts that can be aggregated with your own accounts for ROA purposes as well as your desire to enter into an LOI (if applicable). In addition, the Fund or your broker-dealer may also ask you to provide account records, statements or other information related to all Eligible Accounts. You should be aware that we are not able to monitor purchases that are made through an omnibus account with another broker-dealer. Your broker-dealer is responsible for processing your order at the correct discount level and for offering you the opportunity to enter into an LOI.

We will also reduce or waive sales charges and CDSCs in the following circumstances. Discounts on Class A share sales charges are available for group retirement plans and certain unit investment trust holders. Sales charges on Class A shares are waived on reinvestments of dividends and distributions, investments by certain qualified retirement plans, investments that are made to repay loans from retirement accounts, certain reinvestments of redemptions that have been made within six months, and investments by current and former associates of FIMCO or its affiliates and certain of their family members. CDSCs on Class A and Class B shares are waived for certain redemptions on the death or disability of all account owners, distributions from retirement plans due to plan termination, redemptions to remove excess contributions to IRAs and other retirement plan accounts, redemptions that are made because an account has fallen below our minimum account size or to pay account fees, certain redemptions that are made to satisfy required minimum distribution requirements from retirement accounts, and redemptions of up to 8 percent of the value of an account pursuant to a Systematic Withdrawal Plan. Finally, CDSCs on Class A and Class B share redemptions will be refunded in certain circumstances if the proceeds are reinvested in the shares of our Funds within six months.

You should consult with your representative or read our Shareholder Manual to determine whether you qualify for these discounts or waivers. The Shareholder Manual, which is part of the Statement of Additional Information, is available free of charge, upon request, from the Funds' transfer agent (see back cover). It is also available on our website, www.firstinvestors.com, under the heading "Investor Information", and by clicking on "Shareholder Manual". Our website also provides a direct link to the pages of the Shareholder Manual that discuss sales charges, discounts and waivers under the heading "Investor Information", and by clicking on "Sales Charges, Discounts and Waivers - Choosing Between Share Classes".

HOW DO I SELL SHARES?

You may redeem your Fund shares on any day the Fund is open for business by contacting your Representative who will place a redemption order for you or by sending a written redemption request to Administrative Data Management Corp. ("ADM"), at 581 Main Street, Woodbridge, N.J. 07095-1198.

Subject to the policies outlined in our Shareholder Manual, you may also make a redemption by telephoning the Special Services Department of ADM at 1-800-342-6221 or instructing us to make an electronic transfer to a predesignated bank account. Shares that you have owned for less than 15 days may only be redeemed by written request.

Your redemption request will be processed at the price next computed after we receive the request in good order (less any applicable CDSC), as described in the Shareholder Manual. For all requests, please provide your account number.

Payment of redemption proceeds generally will be made within 7 days. If you are redeeming shares which you recently purchased by check, payment may be delayed to verify that your check has cleared (which may take up to 15 days from the date of purchase).

If your account falls below the minimum account balance for any reason other than market fluctuation, the Fund reserves the right to redeem your account without your consent or to impose a low balance account fee of $25 annually on 60 days prior notice. The Fund may also redeem your account or impose a low balance account fee if you have established your account under a systematic investment program and discontinue the program before you meet the minimum account balance. You may avoid redemption or imposition of a fee by purchasing additional Fund shares during this 60-day period to bring your account balance to the required minimum. If you own Class B shares, you will not be charged a CDSC on a low balance redemption.

For your protection, we will not process a written redemption request for an account without a signature guarantee if (1) the amount of the redemption is over $50,000, (2) the redemption is to be made payable to any person other than the registered owner(s) or any entity other than a major financial institution for the benefit of the registered owner(s), (3) the redemption proceeds are to be sent to an address other than the address of record, a pre-authorized bank account, or a major financial institution on the registered owner(s) behalf, (4) the redemption is to the address of record and the address of record has changed within sixty (60) days of the request (unless the written address change request was signed by all owners and signature guaranteed), or (5) we conclude that other circumstances warrant obtaining a signature guarantee. We may also require documentary proof of authority for redemptions from certain types of accounts, such as partnership accounts, corporate accounts, and retirement accounts.

Similarly, for your protection, we will not accept a telephone redemption request if (1) the amount of the redemption is over $50,000, (2) the amount of the redemption, combined with all other telephone redemptions within the previous 30 days, exceeds $100,000 for any one Fund account, (3) the redemption is to be made payable to any person other than the registered owners of the account, (4) the redemption is to be electronically transferred to any bank account other than a pre-authorized bank account, (5) the redemption proceeds are to be mailed to any address other than the address of record, or (6) the redemption is to the address of record and the address of record has been changed within the prior sixty (60) days and we have not received a signature guaranteed request signed by all of the owners of the account. In such circumstances, you will have to provide us with a written redemption request.

For additional information on our redemption and signature guarantee policies, see our Shareholder Manual, call your representative, or call ADM at 1-800-423-4026.

The Fund reserves the right to make in-kind redemptions. This means that it could respond to a redemption request by distributing shares of the Fund's underlying investments rather than distributing cash.

CAN I EXCHANGE MY SHARES FOR THE SHARES OF OTHER FIRST INVESTORS FUNDS?

You may exchange shares of the Fund for shares of other First Investors Funds without paying any additional sales charge. You can only exchange within the same class of shares (e.g., Class A to Class A). For further information about exchange privileges, see the Shareholder Manual or call your Representative or ADM at 1-800-423-4026.

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ACCOUNT POLICIES
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WHAT ABOUT DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS?

The Fund will declare daily, and pay monthly, dividends from net investment income, which generally consists of interest income on investments, plus or minus all realized short-term gains and losses on the Fund's securities, less expenses. The Fund does not expect to realize any long-term capital gains.

Dividends and other distributions declared on both classes of the Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of the Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

You may choose to reinvest all dividends and other distributions at NAV in additional shares of the same class of the Fund or certain other First Investors Funds or receive all dividends and other distributions in cash. If you do not select an option when you open your account, all dividends and other distributions will be reinvested in additional Fund shares. If you do not cash a dividend or distribution check, you will not receive interest on the amount of the check while it remains outstanding. If the Fund is unable to obtain a current address for you, it will reinvest your dividends and other distributions in additional Fund shares to you in accordance with our "Returned Mail" policy, as described in our Shareholder Manual. No interest will be paid to you while a distribution remains uninvested.

A dividend or other distributions declared on a class of shares will be paid in additional shares of the distributing class if it is under $10 or if the Fund has received notice of your death (until written alternate payment instructions and other necessary documents are provided by your legal representative).

WHAT ABOUT TAXES?

Any dividends or capital gain distributions paid by the Fund are taxable to you unless you hold your shares in an IRA, 403(b) account, 401(k) account or other tax-deferred account. Dividends and distributions of net short-term capital gains (if any) are taxable to you as ordinary income. You are taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

If the Fund maintains a stable share price of $1.00, your sale or exchange of Fund shares will not result in recognition of any taxable gain or loss.

HOW DO I OBTAIN A COMPLETE EXPLANATION OF ALL ACCOUNT PRIVILEGES AND POLICIES?

The Fund offers a full range of special privileges, including systematic investment programs, automatic payroll investment programs and telephone privileges. The full range of privileges and related policies are described in our Shareholder Manual, which you may obtain upon request free of charge. For more information on the full range of services available, please contact us directly at 1-800-423-4026.

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FINANCIAL HIGHLIGHTS
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The financial highlights tables are intended to help you understand the financial performance of the Fund for the years indicated. The following tables set forth the per share data for each fiscal year ended September 30, except as otherwise indicated. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rates that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and other distributions). The information has been audited by Tait, Weller & Baker, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information, which is available upon request.

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CASH MANAGEMENT FUND
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PER SHARE DATA

           NET         INCOME FROM                             LESS DISTRIBUTIONS
           ASSET       INVESTMENT OPERATIONS                   FROM
           VALUE AT
           BEGINNING   Net          Net Realized   Total from  Net          Net Realized  Total
           OF PERIOD   Investment   and            Investment  Investment   Gain          Distributions
                       Income       Unrealized     Operations  Income
                                    Gain (Loss)
                                    on
                                    Investments
CLASS A

2000        $1.00       $.054          $--           $.054      $.054         $--            $.054
2001         1.00        .050           --            .050       .050          --             .050
2002         1.00        .014           --            .014       .014          --             .014
2003         1.00        .006           --            .006       .006          --             .006
2004         1.00        .005           --            .005       .005          --             .005

CLASS B

2000        $1.00       $.046         $--           $.046       $.046         $--            $.046
2001         1.00        .040          --            .040        .046          --             .040
2002         1.00        .006          --            .006        .006          --             .006
2003         1.00        .001          --            .001        .001          --             .001
2004         1.00         --           --             --          --           --              --
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*    CALCULATED WITHOUT SALES CHARGES.

+    NET OF EXPENSES WAIVED OR ASSUMED.

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             TOTAL       RATIOS/SUPPLEMENTAL DATA
             RETURN

NET          TOTAL       NET        RATIO TO AVERAGE       RATIO TO AVERAGE        PORTFOLIO
ASSET        RETURN*     ASSETS     NET ASSETS+            NET ASSETS              TURNOVER
VALUE AT     (%)         AT                                BEFORE EXPENSES         RATE (%)
END OF                   END OF     Expenses   Net         WAIVED OR ASSUMED
PERIOD                   PERIOD     (%)        Investment
                         (IN                   Income (%)  Expenses   Net
                         MILLIONS)                         (%)        Investment
                                                                      Income (%)

CLASS A


   $1.00       5.50       $182         .80      5.36        1.08        5.08           --
    1.00       4.63        204         .80      4.52         .99        4.33           --
    1.00       1.38        193         .80      1.38         .90        1.28           --
    1.00        .62        179         .78       .62         .97         .43           --
    1.00        .50        171         .70       .50        1.05         .15           --

CLASS B


   $1.00       4.72         $2        1.55      4.61        1.83        4.33           --
    1.00       3.85          4        1.55      3.77        1.74        3.58           --
    1.00        .63          6        1.55       .63        1.65         .53           --
    1.00        .05          6        1.34       .06        1.53        (.13)          --
    1.00        --           5        1.20       --         1.55        (.35)          --
---------------------------------------------------------------------------------------------

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CASH MANAGEMENT FUND


For more information about the Fund, the following documents are available for free upon request:

ANNUAL/SEMI-ANNUAL REPORTS:

These Reports include the portfolio holdings of the Fund as well as a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI):

The SAI provides more detailed information about the Fund and is incorporated by reference into this prospectus.

SHAREHOLDER MANUAL:

The Shareholder Manual provides more detailed information about the purchase, redemption and sale of the Fund's shares.

To obtain free copies of the Reports, the SAI and the Shareholder Manual, or to request other information, contact the Fund at:

ADMINISTRATIVE DATA MANAGEMENT CORP.
581 MAIN STREET
WOODBRIDGE, NJ  07095-1198
TELEPHONE:  1-800-423-4026

To obtain information about the Fund, including the Shareholder Manual, your account balance and transaction history, you may also visit our website at: www.firstinvestors.com. To access your account information, you will need a password, which you may request over the web or by telephone.

You can review and copy Fund documents (including the Reports, the SAI and the Shareholder Manual) at the Public Reference Room of the SEC in Washington, D.C. You can also obtain copies of Fund documents after paying a duplicating fee (i) by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or (ii) by electronic request at publicinfo@sec.gov. To find out more, call the SEC at 1-202-942-8090. Text-only versions of Fund documents can be viewed online or downloaded from the EDGAR database on the SEC's Internet website at http://www.sec.gov.

(INVESTMENT COMPANY ACT FILE NO. 811-2860)